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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                August 23, 1996



                           MORGAN STANLEY GROUP INC.

            (Exact name of registrant as specified in its charter)



        DELAWARE                1-9085            13-2838811

    (State or other          (Commission       (I.R.S. Employer
    jurisdiction of          File Number)       Identification
     incorporation)                                Number)


                 1585 BROADWAY, NEW YORK, NEW YORK  10036
        (Address of principal executive offices including zip code)


                              (212) 761-4000
                      (Registrant's telephone number
                           including area code)

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ITEM 5.  OTHER EVENTS

               Attached and incorporated herein by reference as Exhibit 1-d is the Form of Underwriting Agreement for Preferred Stock and Depositary Shares, in connection with the issuance from time to time by Morgan Stanley Group Inc. of Preferred Stock and Depositary Shares.

ITEM 7(C).  EXHIBITS

1-d.      Form of Underwriting Agreement for Preferred Stock and Depositary
          Shares.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MORGAN STANLEY GROUP INC.
                                     (Registrant)



Date:  August 23, 1996               By: /s/ Ralph L. Pellecchio
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                                         Ralph L. Pellecchio
                                         Assistant Secretary


                                EXHIBIT INDEX

Exhibit
Number         Description
- -------        -----------

1-d. Form of Underwriting Agreement for Preferred Stock and Depositary Shares.